Exhibit 99.1

CONTACT: Terry Hammett, Investor Relations
Commercial Vehicle Group, Inc.
(614) 289-5384
FOR IMMEDIATE RELEASE

COMMERCIAL VEHICLE GROUP ANNOUNCES INTENT TO REFINANCE 7.875% SENIOR SECURED NOTES

NEW ALBANY, OHIO, MARCH 13, 2017 /PRNewswire/ – Commercial Vehicle Group, Inc. (the “Company” and "CVG") (Nasdaq: CVGI) today announced its intention to refinance the Company’s $235 million 7.875% notes due April 2019 (the “7.875% notes”) with an institutional term loan; more specifically, a $175 million Term Loan B facility, and the remainder being redeemed with approximately $60 million of cash on the balance sheet. The Company expects to close the refinancing after the redemption premium on the 7.875% notes steps down to zero in April of this year.

In conjunction with our intention to refinance the debt and the timing thereof, the Company is providing projections of selected preliminary expected results for the three months ending March 31, 2017, as indicated below:

•	Revenues are estimated at $157.0 - $167.0 million.

•	Operating Income is estimated at $3.8 - $4.4 million.

•	Adjusted EBITDA is estimated at $8.5 - $9.3 million.

(See Appendix A for Reconciliation of GAAP to Non-GAAP Financial Measures)

The Company does not intend to provide projections of selected preliminary expected results in the future.

Tim Trenary, Chief Financial Officer, stated, “The Company’s continuing operational and restructuring efforts and focus on managing down selling, general and administrative costs has allowed us to protect our margins during a cyclical decline of sales. Furthermore, cash on the balance sheet has grown to $130 million at December 31, 2016. This financial performance, taken together with the favorable credit markets at this time, is an opportunity for the Company to refinance its 7.875% notes. We also intend to upsize our ABL facility to $65 million in conjunction with the refinancing of the notes. Pro forma for the expected refinancing, cash on the balance sheet will approximate $65 million and debt will be $175 million. We believe this reduced debt obligation and corresponding reduction in interest expense will improve the Company’s earnings.”

This press release does not constitute an offer or solicitation of an offer to purchase a security.

GAAP to Non-GAAP Reconciliation
A reconciliation of GAAP to non-GAAP financial measures referenced in this release is included as Appendix A to this release.

About Commercial Vehicle Group, Inc.
Commercial Vehicle Group, Inc. (and its subsidiaries) is a leading supplier of a full range of cab related products and systems for the global commercial vehicle market, including the medium- and heavy-duty truck market, the medium-and heavy-construction vehicle markets, the military, bus, agriculture, specialty transportation, mining, industrial equipment and off-road recreational (ATV/UTV) markets. Information about the Company and its products is available on the internet at www.cvgrp.com.

Forward-Looking Statements
This press release contains forward-looking statements that are subject to risks and uncertainties. These statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," or similar expressions. In particular, this press release may contain forward-looking statements about Company expectations for future periods with respect to its plans to improve financial results and enhance the Company, the future of the Company’s end markets, Class 8 North America build rates, performance of the global construction equipment business, expected cost savings, enhanced shareholder value and other economic benefits of the consulting services, the Company’s initiatives to address customer needs, organic growth, the Company’s economic growth plans to focus on certain segments and markets and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) general economic or business conditions affecting the markets in which the Company serves; (ii) the Company's ability to develop or successfully introduce new products; (iii) risks associated with conducting business in foreign countries and currencies; (iv) increased competition in the heavy-duty truck, construction, aftermarket, military, bus, agriculture and other markets; (v) the Company’s failure to complete or successfully integrate strategic acquisitions; (vi) the impact of changes in governmental regulations on the Company's customers or on its business; (vii) the loss of business from a major customer or the discontinuation of particular commercial vehicle platforms; (viii) the Company’s ability to obtain future financing due to changes in the lending markets or its financial position; (ix) the Company’s ability to comply with the financial covenants in its revolving credit facility; (x) the Company’s ability to realize the benefits of its cost reduction and strategic initiatives; (xi) a material weakness in our internal control over financial reporting which could, if not remediated, result in material misstatements in our financial statements; (xii) volatility and cyclicality in the commercial vehicle market adversely affecting us; (xiii) the geographic profile of our taxable income and changes in valuation of our deferred tax assets and liabilities impacting our effective tax rate; (xiv) changes to domestic manufacturing initiatives impacting our effective tax rate related to products manufactured either in the United States or in international jurisdictions; (xv) implementation of tax changes, by the United States or another international jurisdiction, related to products manufactured in one or more jurisdictions where we do business; and (xvi) various other risks as outlined under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for fiscal year ending December 31, 2016. There can be no assurance that statements made in this press release relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements.

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COMMERCIAL VEHICLE GROUP, INC. AND SUBSIDIARIES
Appendix A: Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)
(Amounts in millions)
Use of Non-GAAP Measures

This earnings release contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). In general, the non-GAAP measures exclude items and charges that (i) management believes reflect the Company’s multi-year corporate activities; or (ii) relate to activities or actions that may have occurred over multiple or in prior periods without predictable trends. Management uses these non-GAAP financial measures internally to evaluate the Company’s performance, engage in financial and operational planning and to determine incentive compensation.

Management provides these non-GAAP financial measures to investors as supplemental metrics to assist readers in assessing the effects of items and events on the Company’s financial and operating results and in comparing the Company’s performance to that of its competitors and comparable reporting periods. However, the non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements set forth above should be carefully evaluated.